EXHIBIT 10.10a
                                                                  --------------

                             SUBSCRIPTION AGREEMENT


     SUBSCRIPTION AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof among, EMPIRE MINERALS CORP. (formerly known as Xacord Corp.)., a Delaware corporation, having a place of business 410 Park Avenue, 15th Floor, New York NY 10022 (the "Company"), and the undersigned, as identified on the 'Signature Page' below (the "Subscriber" or "Investor").

                                   WITNESSETH

     WHEREAS, the Company is offering up to an aggregate of twenty units (the "Units"), with each Unit consisting of 100,000 shares of Common Stock of the Company (the "Share(s)") at a price of $50,000 per Unit or $2,000,000 in total. The Company has reserved right to increase the number of shares sold ill this "Offering" (as hereinafter defined) or sell additional shares in one or more similar offering at no less than the price per share herein if offered within 90 days from the dateo of this Offering.

     WHEREAS, the minimum subscription by any single Subscriber shall be one Unit provided that the Company reserves the right to accept, at the discretion of the Company, subscriptions for fractional Units;

     WHEREAS, the 'Offering' shall terminate at the Company's discretion without notice to Subscriber or on such date on which all of the offered Units are sold. The 'Offering' is not contingent upon the sale of any minimum number of Units;

     WHEREAS, the Company is offering (the "Offering") the Units to a limited number of "accredited investors" (as that term is defined by Rule 501(a) of Regulation D ("Regulation D") of the Securities Act of 1933, as amended (the "Act"); and

     WHEREAS, the Subscriber desires to purchase the number of Units set forth on the Signature Page hereof on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                SUBSCRIPTION FOR UNITS AND TERMS OF SUBSCRIPTION
                ------------------------------------------------

     Subject to the terms and conditions hereinafter set forth, Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to Subscriber, the number of Units as is set forth upon the Signature Page hereof against payment made by personal or business check, or money order made payable to Empire Minerals Corp. In connection with the
Subscription:

     1.1 The Subscriber hereby authorizes and directs the Company to deliver the certificate for the Shares to be issued to the Subscriber pursuant to this Agreement to the address indicated on the Signature Page hereto.

     1.2 The Company's agreement with each Subscriber is a separate agreement and the sale of Units to each Subscriber is a separate sale.

     1.3 The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time subscribed for by the Subscriber, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber's subscription. The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, except as required by law, and, as such, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder.

     1.4 The Company may at any time: (i) increase the offering price for subscriptions not executed; or, (ii) terminate the Offering.

                                   ARTICLE II

                          REPRESENTATIONS BY SUBSCRIBER
                          -----------------------------

     In addition to the representations and warranties set forth in Article V and elsewhere in this Agreement, the Subscriber, represents, warrants and acknowledges to the Company that:

     2.1 The Subscriber recognizes that: (i) the purchase of the Units involves a high degree of risk, is speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and/or the Units; (ii) the Subscriber may not be able to liquidate its investment; (iii) transferability of the Shares is extremely limited; and, (iv) in the event of a disposition of the Shares, the Subscriber could sustain the loss of its entire investment.

     2.2 The Subscriber represents that the Subscriber is an "accredited investor", as indicated by the Subscriber's responses to the questions contained in Article V.

     2.3 The Subscriber hereby acknowledges that it has been furnished with, (i) the Confidential Memorandum Supplement containing additional information relating to the Company, including risk factors (the "Confidential Memorandum"). This Agreement and the Confidential Memorandum are collectively referred to herein as the "Offering Documents." The Subscriber has carefully reviewed the Offering Documents and is familiar with and understands the terms of the Offering, including the rights to which the Subscriber is entitled under this Agreement. The Subscriber specifically acknowledges and is familiar with the Risk Factors set forth in the Confidential Memorandum.

     2.4 The Subscriber further represents and warrants that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber, as well as its investment advisor, attorney and/or accountant, has requested or desired to know, and has been afforded the Opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information which the Subscriber has requested concerning the terms and conditions of the Offering and the Company.

     2.5 The Subscriber has relied solely upon the information provided by the Company in making the Subscriber's decision to invest in the Units and has not relied upon any other representation or other information (whether oral or written) from the Company, or any agent, employee or affiliate of the Company or any other third party other than as set forth in the Offering, and the results of Subscriber's own independent investigation.

     2.6 The Subscriber represents that no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

     2.7 The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Units for the Subscriber's own account for investment purposes only and not
o with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Units to any other person.

     2.8 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Shares substantially as set forth below, that such Shares have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in o its appropriate records with respect to the restrictions on the transferability of the Shares.

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE

     SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     2.9 The Subscriber agrees to supply the Company, within five business (5) days after the Subscriber receives the request therefore from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable.

     2.10 The Subscriber understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from registration under the Act by virtue of Section4(2) of the Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber and Subscriber will hold the Company harmless from all liability, damages, costs and expenses resulting from any breach thereof..

     2.11 The Subscriber acknowledges that the information contained in the Offering Documents or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither be used by the Subscriber for the Subscriber's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason, notwithstanding that the Subscriber's Subscription may not be accepted by the Company. The Company acknowledges that any information provided to Subscriber that is material non-public will be disclosed in any registration statement covering the securities issued pursuant to this Agreement and in any event no later that one year from the date of this Agreement.

     2.12 The Company is under no obligation to, and there can be no assurance that, the Company will receive or accept subscriptions for the aggregate number of Units that may be sold by the Company pursuant to the Offering.


                                   ARTICLE III

                 REPRESENTATIONS BY AND COVENANTS OF THE COMPANY
                 -----------------------------------------------

     3.1 The Company hereby represents and warrants to the Subscriber that,(i) the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to sell and issue the Shares and perform its obligations with respect to the Agreement in accordance with the terms hereof and (ii) when executed and delivered by the Company, the Agreement will be duly executed and delivered by the Company.

     3.2 Due Incorporation. The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carryon its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.

     3.3 Outstanding Stock. All issued and outstanding shares of capital stock of the Company and Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable.

     3.4 No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold

     3.5 No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. Nor will the Company nor any of its Affiliates take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities, which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder.

     3.6 Dilution. The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Notes, and the Warrant Shares upon exercise of the Warrants, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

     3.7 No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

     3.8 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision oft he Foreign Corrupt Practices Act of 1977, as amended.

     3.9 Available Funds. The company represents that it has established various sources of cash to fund its business plan to continue exploration activities through July of 2008.


                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

     4.1 Any notice or other communication to the Company given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received. The address for such notices and communications shall be as follows:

          If to the Company:  Empire Minerals Corp.
                              410 Park Avenue, 15th Floor
                              New York NY 10022
                              Attn.: Chief Executive Officer

          If to a Subscriber: Mayer Goldberger
                              PO Box 190384
                              Brooklyn NY 11219

     4.2 Except as otherwise provided herein this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. The Subscriber may not assign its rights and/or obligations under this Agreement without the express written consent of Company.

     4.4 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE EXCLUSIVE FORUMS FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT ARE EITHER THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

     4.5 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

     4.6 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

     4.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     4.8 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     4.9 The Subscriber agrees not to issue any o public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

     4.10 The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other amounts owing to or claimed by any such person or firm acting on behalf of the Subscriber hereunder.

     4.11 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.




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                                       7

                                    ARTICLE V

                       CONFIDENTIAL INVESTOR QUESTIONNAIRE
                       -----------------------------------

     5.1 Each person who desires to invest in Company, purchasing Shares as pursuant to this Agreement and the Offering, must carefully and accurately complete this Article V. The purpose of this questionnaire is to allow the Company to make a reasonable determination as to whether each prospective investor is qualified under applicable securities laws to purchase shares and/or invest monies. This questionnaire completion and/or receipt of this questionnaire does not constitute an offer to sell or a solicitation of an offer to buy a security.

     5.2 ACCREDITED INVESTOR. The Subscriber represents and warrants that he, she or it is an 'Accredited Investor' and comes within one category marked below, and that for any category marked, Subscriber has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL except as otherwise required by law. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ____     The undersigned is an individual (not a partnership,
                    corporation, etc.), whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.
                    Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ____     The undersigned is an individual (not a partnership,
                    corporation, etc.) who had an income in excess of $200,000.00 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000.00 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.


Category C ____     The undersigned is a director or executive officer of the
                    Company which is issuing and selling the Shares.

Category D ____     The undersigned is a bank; a savings and loan association;
                    insurance company; registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

                    ____________________________________________________________

Category E ____     The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors
                    Act of 1940. (describe entity) _____________________________
                    ____________________________________________________________

Category F ____     The undersigned is either a corporation, partnership,
                    Massachusetts business trust, or non-profit organization
                    within the meaning of Section 501(c)(3) of the Internal
                    Revenue Code, in each case not formed for the specific
                    purpose of acquiring the Shares and with total assets in
                    excess of $5,000,000. (describe entity) ____________________
                    ____________________________________________________________


Category G ___      The undersigned is a trust with total assets in excess of
                    $5,000,000, not formed for the specific purpose of acquiring the Shares where the purchase is directed by a "sophisticated investor" as defined in Regulation
                    506(b)(2)(ii) under the Act.

Category H ____     The undersigned is an entity (other than a trust) in which all of the equity owners are "accredited investors" within one or more of the above categories. If relying upon this
                    Category alone, each equity owner must complete a separate copy ofthis Agreement. (describe entity)
                    ____________________________________________________________

Category I ____     The undersigned is not within any of the categories above
                    and is therefore not an accredited investor.

     The Subscriber agrees to notify the Company at any time on or prior to the purchase and issuance of the Shares in the event that the representations and warranties herein, and in this Agreement, shall cease to be true, accurate and complete.

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     5.3 MANNER IN WHICH TITLE IS TO BE HELD (circle one)


     (a) Individual Ownership
     (b) Community Property
     (c) Joint Tenant witll Right of Survivorship (both parties must sign)
     (d) *Partnership
     (e) Tenants in Common
     (f) *Company
     (g) *Trust
     (h) *Other

*If the Subscriber is an entity asterisked above, please complete the attached Certificate of Signatory.

     5.4 NASD AFFILIATION

     Are you affiliated or associated with an NASD member firm (please check one):

     Yes ________     No _________

     If Yes, please describe:
     ___________________________________________________________________________

     ___________________________________________________________________________










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                                       10

                                 SIGNATURE PAGE

  Acknowledges and agrees to the terms of the foregoing Subscription Agreement.

Dated: July 31,2007.


By:________________________________     By:_____________________________________
   Signature                               Signature (if purchasing jointly)

___________________________________     ________________________________________
Name Typed or Printed                          Name Typed or Printed

___________________________________     ________________________________________
Entity Name

___________________________________     ________________________________________
Address                                 Address

___________________________________     ________________________________________
City, State and Zip Code                City, State and Zip Code

___________________________________     ________________________________________
Telephone                               Telephone

___________________________________     ________________________________________
Facsimile                               Facsimile

___________________________________     ________________________________________
EIN Tax ID # or Social Security #       EIN Tax ID # or Social Security #


___________________________________  X  $50,000 - US$___________________________
Number of Units Subscribed                                Purchase Price
For by Subscriber


Name in which Shares should be issued/held:.____________________________________
If not Subscriber, Company must be notified in advance and approve the same.

     This Subscription Agreement is agreed to and accepted as July 31, 2007.

                                         EMPIRE MINERALS CORP.


                                         By: /s/ Pinchas Althaus
                                            ------------------------------------
                                            Name: Pinchas Althaus
                                            Title: Chairman & ChiefE Executive
                                                   Officer

                      SUPPLEMENT TO SUBSCRIPTION AGREEMENT


     The following supplenlents and amends the Amended Subscription Agreement attached hereto. This document is to be attached to and made a part of the Amended Subscription Agreement.

     1. Except as otherwise provided in this Supplement, all words and terms defined in the Amended Subscription Agreement have the same meanings in this Supplement as such defined words and terms are given in the Amended Subscription Agreement.

     2. The Company agrees and acknowledges that the Investor will receive Empire Minerals Corp. common stock acquired pursuant to the Subscription Agreement and that Empire will instruct the Transfer Agent to issue such shares on the day of closing.

     3. The Company shall file with the Commission one or more Forms SB-2 registration statements (as defil1ed below) (or such other form that it is eligible to use) in order to register the shares issued pursuant to this Agreement and the shares issuable upon exercise ofthe warrants (the "Registrable Securities") for resale and distribution under the 1933 Act. The Registration Statement with respect to the Registrable Securities must be filed not later than one hundred and fifty (150) days after the Closing Date ("Filing Date") and declared effective by the Commission not later than the earlier of21 Oth day after closing or the third business Day after receipt by the Company or its counsel ofa written or oral commllnication from the Commission that the Registration Statement will not be reviewed or that the COrmilission has no comments or further comments that would impede the declaration ofeffectiveness ofthe Registration Statement ("Effective Date"). The Registrable Securities shall be reserved and set aside exclusively for the benefit ofthe Subscriber and Warrant holder, pro rata, and not issued, employed or reserved for anyone other than each such Subscriber and Warrant holder. The Registration Statement will be amended or additional registration statements will be filed by the Company as soon as reasonably practicable, and in any event no later that 30 days after such need arises, as necessary to register additional shares of Common Stock to allow the public resale ofall Common Stock included in and issuable by virtue ofthe Registrable Securities.

     4. The amount ofRegistrable Securities required to be included in the Registration Statement as described in Section 3 ofthis Supplement ("Initial Registrable Securities") shall be limited to not less than 100% of the maximum amount ("Rule 415 Amount") of Common Stock which may be included in a single Registration Statement without exceeding registration limitations imposed by the Commission pursuant to Rule 415 ofthe 1933 Act, in any event not less than 2,000,000 shares ofthe Company's common stock. In the event that less than all of the Initial Registrable Securities are included in the Registration Statement as a result of the limitation described in this 4, then the Company will be required to file additional Registration Statements each registering the Rule 415 Amount (each such Registration Statement a "Subsequent Registration Statement"), seriatim, until all ofthe Initial Registrable Securities have been registered. The Filing Date and Effective Date ofeach such additional Registration Statement shall be, respectively, thirty (30) and sixty (60) days after the first day such Subsequent Registration Statement may be filed without objection by the Commission based on Rule 415 of the 1933 Act.

     5. Non-Registration Events. The Company and the Subscribers agree that the Sellers will suffer damages if a required Registration Statement is not filed by the Filing Date and not declared effective by the Commission by the Effective Date. Accordingly, if:

         (A) a required Registration Statement is not filed on or before the applicable Filing Date,

         (B) a required Registration Statement is not declared effective on or before the applicable Effective Date, or

         (C) any Registration Statement described in Sections 3 or 4 is filed and declared effective but shall thereafter cease to be effective without being succeeded within twenty (20) business days by an effective replacement or amended registration statement or for a period of time which shall exceed thirty
(30) trading days in the aggregate per year (defined as a period of 365 days commencing on the Actual Effective Date; then the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to two percent (2%) for each thirty (30) days (or such lesser prorated amount for any period of less than thirty (30) days) of the Purchase Price of the Registrable Securities. The Company must pay the Liquidated Damages in cash. The Liquidated Damages must be paid within ten (l0) days after the end of each thirty (30) day period or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed. All oral or written comments received from the Commission relating to the Registration Statement must be satisfactorily responded to within ten (l0) business days after receipt of comments from the Commission. Failure to timely respond to Commission comments is a Non-Registration Event for which Liquidated Damages shall accrue and be payable by the Company to the holders of Registrable Securities at the same rate set forth above. Liquidated Damages will not accrue nor be payable pursuant to this 5 nor will a Non-Registration Event be deemed to have occurred for times during which Registrable Securities are transferable by the holder of Registrable Securities pursuant to Rule 144(k) under the 1933 Act.



     IN WITNESS WHEREOF, the undersigned has executed this supplement as ofthis 31 day of July, 2007.




EMPIRE MINERALS CORP.                          MAYER GOLDBERGER


By: /s/ Pinchas Althays                        By: /s/ Mayer Goldberger
    -----------------------------------            -----------------------------
Name: Pinchas Althaus                              Name:
Title: Chairman & CEO                              Title:

                                                                  EXHIBIT 10.10b
                                                                  --------------


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS.

THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON JULY 31, 2009 (THE "EXPIRATION DATE") UNLESS SUBJECT TO EARLIER EXPIRATION PURSUANT TO A NOTICE OF EARLIER EXPIRATION, AS DEFINED HEREIN.


PW No. 1001

                             EMPIRE MINERALS CORP.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

     FOR VALUE RECEIVED, Mayer Goldberger ("Warrantholder" or "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Empire Minerals Corp., a Delaware corporation ("Company") 1,000,000 shares ("Warrant Shares") of the Company's common stock, par value $0.001 per share ("Common Stock"). The Warrant may be exercised at any time not later than 5:00 P.M., Eastern time, on the `Expiration Date' (as defined above) or such earlier date as set forth in the next paragraph, at an exercise price per share initially equal to one dollar ($1.00) (the exercise price in effect being herein called the "Warrant Price" or the "Exercise Price"). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

     Section 1. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("Securities Act"), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

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Section 2. Exercise of Warrant.

         (a) Subject to the provisions hereof, Warrantholder may exercise this Warrant in whole or in part at any time prior to its expiration with delivery of the duly executed Warrant Exercise Form attached hereto and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof).

         (b) The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered or delivered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company) and the Warrant Price shall have been paid and the completed Warrant Exercise Form shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Warrant Exercise Form, shall be delivered to the holder hereof within a reasonable time, not exceeding three days, after this Warrant shall have been so exercised. The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the amount of $100 per business day after the Warrant Share Delivery Date for each $10,000 of Exercise Price (and proportionately for other amounts) of Warrant Shares for which this Warrant is exercised which are not timely delivered. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder.

         (c) Commencing twelve (12) months after the Issue Date, Registration Statement covering the shares issuable upon exercise of this warrant is unavailable, then payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price,
(ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (d) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

         (d) Subject to the provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:


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


               X = Y (A-B)
               -----------
                    A
         Where X =  the number of shares of Common Stock to be issued to the holder

               Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

               A = the average Fair Market Value of one share of the Company's Common Stock for the ten (10) trading days prior to the exercise date

               B =  Purchase Price (as adjusted to the date of such calculation)

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

         (e) Buy-In. In addition to any other rights available to the Holder, if the Company fails to deliver to a Holder the Warrant Shares as required pursuant to this Warrant, within seven (7) business days after the Warrant Share Delivery Date and the Holder or a broker on the Holder's behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares which the Holder was entitled to receive from the Company (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate Purchase Price of the Warrant Shares required to have been delivered together with interest thereon at a rate of 12% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Purchase Price of Warrant Shares to have been received upon exercise of this Warrant, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

     Section 3. Compliance with the Securities Act of 1933. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

     Section 4. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant.

     Section 5. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, 4 but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

     Section 6. Reservation of Common Stock. The Company hereby represents and Warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

     Section 7. Adjustments. Subject and pursuant to the provisions of this
Section 7, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

         (a) In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 7.

         (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation shall be effected, then, the Company shall ensure that lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or 5 entity shall assume the obligation to deliver to the holder of the Warrant, at the last address of such holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

         (c) Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of shares of Warrant Stock issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     Section 8. Fractional Shares. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 8, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the Market Value of such fractional share of Common Stock on the date of exercise.

     Section 9. Notices of Adjustments. Upon the happening of any event requiring an adjustment of the Warrant Price or the number of Warrant Shares purchasable hereunder, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and/or the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

     Section 10. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

     Section 11. Market Value. "Market Value" as of a particular date (the "Valuation Date") shall mean the following: If the Common Stock is then listed on a national stock exchange or NASDAQ ("Nasdaq"), or the Over-the-Counter Bulletin Board, or the "pink sheets," the Market Value shall be the average Market Price of one share of Common Stock in the most recent ten (10) trading sessions during which the Common Stock has traded, "Market Price" shall mean the closing sale price of one share of Common Stock as listed or quoted on the primary exchange or quotation system on which the Common Stock is then listed or quoted, of if not so listed or quoted, then the closing sale price quoted on the Over-the-Counter Bulletin Board or on the "pink sheets," as applicable.


Section 12. Notices. Unless otherwise specifically provided herein, all communications under this Warrant shall be in writing and shall be deemed to have been duly 6 given (a) on the date personally delivered to the party to whom notice is to be given, (b) on the day of transmission if sent by facsimile transmission to a number provided to a party specifically for such purposes by notice hereunder and the sending party receives confirmation of the completion of such transmission, (c) on the business day after delivery to Federal Express or similar overnight courier which utilizes a written form of receipt, or (d) on the second day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested. All notices shall be addressed as follows:

if to the Warrantholder:
                           Mayer Goldberger
                           PO Box 190384
                           Brooklyn NY  11219

if to the Company:
                           Empire Minerals Corp.
                           410 Park Avenue, 15th Floor,
                           New York NY 10022
                           Attn.: Pinchas Althaus, Chief Executive Officer

or at such other address as the Warrantholder or the Company may designate by five days' advance written notice to the other.

     Section 15. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

     Section 16. Governing Law. This terms and conditions of the Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the federal/state courts of the State of New York venued in the County of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of the aforementioned court(s) in any such suit, action or proceeding and to the laying of venue in such court(s).

     Section 17. No Rights as Shareholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a shareholder of the Company by virtue of its ownership of this Warrant unless specifically set forth herein.

     Section 18. Amendments. This Warrant shall not be amended without the prior written consent of the Company and the then current Warrantholder and any waiver or amendment must be in writing signed by the party to be charged.

     Section 19. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

               [Signature(s)/execution(s) on the following page]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of this 31 day of July 2007.

                               EMPIRE MINERALS CORP.

                               By: /s/ Pinchas Althaus
                                   ------------------------------------------
                                   Pinchas Althaus, Chief Executive Officer

                              EMPIRE MINERALS CORP.

                              WARRANT EXERCISE FORM

To:  Empire Minerals Corp.

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                        __________________________________
                        Name

                        __________________________________
                        Address

                        __________________________________


                        __________________________________
                        Federal Tax ID or Social Security No.

and delivered by

[ ] certified mail to the above address, or
[ ] electronically (provide DWAC Instructions: ___________________);
    or,
[ ] other (specify: _____________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, and if the Warrant has not expired, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

     Note: The signature herein must correspond with the name of the registered holder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned and duly noted by Company.

By:__________________________

Name:________________________

Address:_____________________

EIN or Social Security No.
_____________________________

Assignee:_____________________